THE MIIX GROUP, INCORPORATED                                        Exhibit 99.1
(unaudited)

FINANCIAL SUPPLEMENT
TABLE OF CONTENTS
                                                                         PAGE

I.      Loss Reserves
            Loss Reserves by Component                                    1
            Loss and Loss Adjustment Expense by Component                 2
            Claim Inventory and Activity by Component                     3

II.     Investment Portfolio
            Distribution by Security Type                                 4
            Maturity Distribution
            Quality Distribution

III.    Balance Sheet Detail
            Reinsurance Recoverable and Collateral                        5
            Other Assets and Other Liabilities                            6

IV.     Detail of Underwriting Expenses                                   7

V.      Summary of Major Elements of Operating Cash Flows                 8

VI.     Cautionary Statement                                              9

VII.    Projected Equity and Book Value per Share                        11


THE MIIX GROUP, INCORPORATED                                                                                   Exhibit 99.1
(unaudited)                                                                                                    Page 1

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


LOSS RESERVES BY COMPONENT ($000'S):

                                                                      % OF                   % OF                  % OF
                                                          31-MAR-03   TOTAL      31-DEC-02   TOTAL     30-SEP-02  TOTAL
                                                          -------------------   --------------------   ------------------
Direct Case Reserves:
     Losses                                                  423,473                405,851               397,214
     Loss Adjustment Expenses                                 27,916                 30,123                31,457
                                                          -------------------   --------------------   ------------------
Total Direct Case Reserves                                   451,389   41.7%        435,974   37.8%       428,671  38.0%

Assumed Case Reserves:
     Losses                                                    1,468                    823                   964
     Loss Adjustment Expenses                                     61                     76                    68
                                                          -------------------   --------------------   ------------------
Total Assumed Case Reserves                                    1,529    0.1%            899    0.1%         1,032   0.1%

                                                          -------------------   --------------------   ------------------
Total Case Reserves                                          452,918   41.8%        436,873   37.9%       429,703  38.1%
                                                          -------------------   --------------------   ------------------

Direct IBNR Reserves:
     Losses                                                  442,177                513,600               515,727
     Loss Adjustment Expenses                                169,943                181,811               163,510
                                                          -------------------   --------------------   ------------------
Total Direct IBNR Reserves                                   612,120   56.6%        695,411   60.4%       679,237  60.1%

Assumed IBNR Reserves:
     Losses                                                       91                    731                 2,023
     Loss Adjustment Expenses                                    134                    145                   509
                                                          -------------------   --------------------   ------------------
Total Assumed IBNR Reserves                                      225    0.0%            876    0.1%         2,532   0.2%

                                                          -------------------   --------------------   ------------------
Total IBNR Reserves                                          612,345   56.6%        696,287   60.5%       681,769  60.3%
                                                          -------------------   --------------------   ------------------

Unallocated Loss Adjustment Expense Reserves                  17,107    1.6%         18,475    1.6%        18,347   1.6%

                                                          -------------------   --------------------   ------------------
Total Gross Loss and Loss Adjustment Expense Reserves      1,082,370    100%      1,151,635    100%     1,129,819   100%
                                                          ===================   ====================   ==================

                                                                       % OF                  % OF                 % OF
                                                            30-JUN-02  TOTAL     31-MAR-02  TOTAL     31-DEC-01   TOTAL
                                                           ------------------   -------------------  -------------------
Direct Case Reserves:
     Losses                                                    386,805              376,014               373,186
     Loss Adjustment Expenses                                   34,071               35,461                38,565
                                                           ------------------   -------------------  -------------------
Total Direct Case Reserves                                     420,876 34.8%        411,475  33.5%        411,751 34.4%

Assumed Case Reserves:
     Losses                                                     24,935               18,862                17,157
     Loss Adjustment Expenses                                    1,065                  679                   584
                                                           ------------------   -------------------  -------------------
Total Assumed Case Reserves                                     26,000  2.2%         19,541   1.6%         17,741  1.5%

                                                           ------------------   -------------------  -------------------
Total Case Reserves                                            446,876 37.0%        431,016  35.1%        429,492 35.9%
                                                           ------------------   -------------------  -------------------

Direct IBNR Reserves:
     Losses                                                    542,877              570,398               553,731
     Loss Adjustment Expenses                                  166,744              169,010               153,275
                                                           ------------------   -------------------  -------------------
Total Direct IBNR Reserves                                     709,621 58.7%        739,408  60.2%        707,006 59.1%

Assumed IBNR Reserves:
     Losses                                                      2,993                9,244                 2,439
     Loss Adjustment Expenses                                    5,326                5,753                 9,823
                                                           ------------------   -------------------  -------------------
Total Assumed IBNR Reserves                                      8,319  0.7%         14,997   1.2%         12,262  1.0%

                                                           ------------------   -------------------  -------------------
Total IBNR Reserves                                            717,940 59.4%        754,405  61.4%        719,268 60.1%
                                                           ------------------   -------------------  -------------------

Unallocated Loss Adjustment Expense Reserves                    43,270  3.6%         42,665   3.5%         48,238  4.0%

                                                           ------------------   -------------------  -------------------
Total Gross Loss and Loss Adjustment Expense Reserves        1,208,086  100%      1,228,086   100%      1,196,998  100%
                                                           ==================   ===================  ===================

THE MIIX GROUP, INCORPORATED                                                                                            Exhibit 99.1
(unaudited)                                                                                                                   Page 2

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


LOSS AND LOSS ADJUSTMENT EXPENSE BY COMPONENT ($000'S):

                                                                    1ST QTR  FULL YEAR 4TH QTR  3RD QTR  2ND QTR   1ST QTR FULL YEAR
                                                                     2003      2002      2002     2002     2002      2002    2001
                                                                 ------------------------------------------------------------------
GROSS PAID LOSSES AND LOSS ADJUSTMENT EXPENSES:

Direct Losses Paid                                                  57,886   255,223    66,510   63,426   59,800    65,487  227,760
Direct Loss Adjustment Expenses Paid                                15,284    63,732    14,138   20,337   16,140    13,117   57,280
                                                                 ------------------------------------------------------------------

Total Direct Losses & LAE Paid                                      73,170   318,955    80,648   83,763   75,940    78,604  285,040

Assumed Losses Paid                                                     (5)   25,690        37   25,475      178         -    2,850
Assumed Loss Adjustment Expenses Paid                                   25     6,032        18    5,944       41        29      194
                                                                 ------------------------------------------------------------------

Total Assumed Losses & LAE Paid                                         20    31,722        55   31,419      219        29    3,044

Gross Losses Paid                                                   57,881   280,913    66,547   88,901   59,978    65,487  230,610
Gross Loss Adjustment Expenses Paid                                 15,309    69,764    14,156   26,281   16,181    13,146   57,474
                                                                 ------------------------------------------------------------------

Total Gross Losses & LAE Paid                                       73,190   350,677    80,703  115,182   76,159    78,633  288,084

CHANGE IN GROSS CASE LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES:

Change in Direct Case Loss Reserves                                 17,622    32,665     8,637   10,409   10,791     2,828   10,215
Change in Direct Case Loss Adjustment Expense Reserves              (2,207)   (8,442)   (1,333)  (2,614)  (1,391)   (3,104)  (2,668)
                                                                 ------------------------------------------------------------------

Total Change in Direct Loss & LAE Reserves                          15,415    24,223     7,304    7,795    9,400      (276)   7,547

Change in Assumed Case Loss Reserves                                   645   (16,333)     (140) (23,971)   6,073     1,705    9,605
Change in Assumed Case Loss Adjustment Expense Reserves                (15)     (508)        7     (997)     386        96      401
                                                                 ------------------------------------------------------------------

Total Change in Assumed Loss & LAE Reserves                            630   (16,841)     (133) (24,968)   6,459     1,801   10,006

GROSS CASE INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES:

Direct Case Incurred Losses and Loss Adjustment Expenses            88,585   343,178    87,952   91,558   85,340    78,328  292,587
Assumed Case Incurred Losses and Loss Adjustment Expenses              650    14,881       (78)   6,451    6,678     1,830   13,050
                                                                 ------------------------------------------------------------------

Total Gross Case Incurred Losses and Loss Adjustment Expenses       89,235   358,059    87,874   98,009   92,018    80,158  305,637

CHANGE IN GROSS IBNR RESERVES:

Change in Direct Losses IBNR Reserves                              (71,424)  (40,131)   (2,127) (27,150) (27,521)   16,667   41,713
Change in Direct Loss Adjustment Expense IBNR Reserves                (640)   28,536    18,301   (3,234)  (2,266)   15,735   (4,043)
Change in Assumed Losses IBNR Reserves                             (11,868)   (2,023)   (1,293)    (969)  (6,251)    6,490   (9,116)
Change in Assumed Loss Adjustment Expense IBNR Reserves                (10)   (9,363)     (364)  (4,817)    (427)   (3,755)   1,282
                                                                 ------------------------------------------------------------------

Total Change in Gross IBNR Reserves                                (83,942)  (22,981)   14,517  (36,170) (36,465)   35,137   29,836
                                                                 ------------------------------------------------------------------

TOTAL GROSS INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES             5,293   335,078   102,391   61,839   55,553   115,295  335,473

CEDED PAID LOSSES AND LOSS ADJUSTMENT EXPENSES:

Ceded Losses Paid                                                  (31,131) (100,786)  (44,340) (43,450)  (1,573)  (11,423) (52,149)
Ceded Loss Adjustment Expenses Paid                                 (8,759)  (20,817)   (9,203)  (8,218)    (426)   (2,970) (14,131)
                                                                 ------------------------------------------------------------------

Total Ceded Losses and LAE Paid                                    (39,890) (121,603)  (53,543) (51,668)  (1,999)  (14,393) (66,280)

CHANGE IN CEDED CASE LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES:

Change in Ceded Case Loss Reserves                                 (12,431)  (86,328)   (7,391)  (7,463) (19,044)  (52,430) (29,004)
Change in Ceded Case Loss Adjustment Expense Reserves                  769    (3,737)     (208)     442     (512)   (3,459)    (976)
                                                                 ------------------------------------------------------------------

Total Change in Ceded Loss & LAE Reserves                          (11,662)  (90,065)   (7,599)  (7,021) (19,556)  (55,889) (29,980)
                                                                 ------------------------------------------------------------------

Total Ceded Case Incurred Losses and Loss Adjustment Expenses      (51,552) (211,668)  (61,142) (58,689) (21,555)  (70,282) (96,260)
                                                                 ------------------------------------------------------------------

CHANGE IN CEDED IBNR RESERVES:

Change in Ceded Losses IBNR Reserves                                39,796    83,714   (14,547)  39,122   18,251    40,888   (4,648)
Change in Ceded Loss Adjustment Expense IBNR Reserves               23,392    12,622    10,881    1,824       80      (163)   3,400
                                                                 ------------------------------------------------------------------

Total Change in Ceded IBNR Reserves                                 63,188    96,336    (3,666)  40,946   18,331    40,725   (1,248)
                                                                 ------------------------------------------------------------------

TOTAL CEDED INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES            11,636  (115,332)  (64,808) (17,743)  (3,224)  (29,557) (97,508)

UNALLOCATED LOSS ADJUSTMENT EXPENSE                                     34   (23,259)    1,383  (22,877)   2,167    (3,932)  12,805
                                                                 ------------------------------------------------------------------

TOTAL NET INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES              16,963   196,487    38,966   21,219   54,496    81,806  250,770

THE MIIX GROUP, INCORPORATED                                                                              Exhibit 99.1
(unaudited)                                                                                               Page 3

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


CLAIM INVENTORY AND ACTIVITY BY COMPONENT

                                              NEW JERSEY       PENNSYLVANIA       PENNSYLVANIA          MIIX
                                              PHYSICIANS        PHYSICIANS         HOSPITALS        OTHER STATES
                                               MED MAL            MED MAL           MED MAL           MED MAL
                                              OCCURRENCE        OCCURRENCE        CLAIMS MADE       CLAIMS MADE
                                            ---------------    --------------    ---------------   ---------------
Inventory at December 31, 2001                       3,207             1,182              1,854               365

     Claims Reported                                   320               143                301                32
     Claims Closed with Payment                         81                23                 43                20
     Claims Closed without Payment                     319               112                112                42
                                            ---------------    --------------    ---------------   ---------------

Inventory at March 31, 2002                          3,127             1,190              2,000               335

     Claims Reported                                   329               150                366                20
     Claims Closed with Payment                         74                20                 70                11
     Claims Closed without Payment                     269                79                143                49
                                            ---------------    --------------    ---------------   ---------------

Inventory at June 30, 2002                           3,113             1,241              2,153               295

     Claims Reported                                   322                98                121                18
     Claims Closed with Payment                         66                16                 46                12
     Claims Closed without Payment                     303               109                207                25
                                            ---------------    --------------    ---------------   ---------------

Inventory at September 30, 2002                      3,066             1,214              2,021               276

     Claims Reported                                   318                68                 85                21
     Claims Closed with Payment                         76                24                 56                26
     Claims Closed without Payment                     361               133                159                33
                                            ---------------    --------------    ---------------   ---------------

Inventory at December 31, 2002                       2,947             1,125              1,891               238

     Claims Reported                                   300                75                 47                14
     Claims Closed with Payment                         87                18                 36                10
     Claims Closed without Payment                     298                98                235                24
                                            ---------------    --------------    ---------------   ---------------

Inventory at March 31, 2003                          2,862             1,084              1,667               218

                                                 MIIX              LPC                LPC
                                             OTHER STATES      OTHER STATES       OTHER STATES
                                               MED MAL           MED MAL            MED MAL
                                              OCCURRENCE       CLAIMS MADE         OCCURRENCE
                                            ---------------   ---------------    ---------------
Inventory at December 31, 2001                         131             1,137                268

     Claims Reported                                    15               174                 37
     Claims Closed with Payment                          3                31                  9
     Claims Closed without Payment                       6               200                 48
                                            ---------------    --------------    ---------------

Inventory at March 31, 2002                            137             1,080                248

     Claims Reported                                    12               180                 50
     Claims Closed with Payment                          1                51                  3
     Claims Closed without Payment                       8               225                 59
                                            ---------------    --------------    ---------------

Inventory at June 30, 2002                             140               984                236

     Claims Reported                                    17               103                 23
     Claims Closed with Payment                          7                28                  4
     Claims Closed without Payment                      12                85                 18
                                            ---------------    --------------    ---------------

Inventory at September 30, 2002                        138               974                237

     Claims Reported                                    14                85                 37
     Claims Closed with Payment                          8                28                  2
     Claims Closed without Payment                      16               120                 16
                                            ---------------    --------------    ---------------

Inventory at December 31, 2002                         128               911                256

     Claims Reported                                    12                52                 19
     Claims Closed with Payment                          3                24                  4
     Claims Closed without Payment                      10                84                 17
                                            ---------------    --------------    ---------------

Inventory at March 31, 2003                            127               855                254

THE MIIX GROUP, INCORPORATED                                                                      Exhibit 99.1
(unaudited)                                                                                       Page 4

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


DISTRIBUTION BY SECURITY TYPE  ($000'S):

                                                MARCH 31, 2003       DECEMBER 31, 2002   SEPTEMBER 30, 2002
                                             --------------------  -------------------- --------------------
                                              MARKET VALUE   %      MARKET VALUE   %     MARKET VALUE   %
                                             --------------------  -------------------- --------------------
DISTRIBUTION BY SECURITY TYPE:

     Government Securities                      $ 129,253  18.0%      $ 119,850  15.2%     $ 116,394  13.9%
     Corporate Bonds                              254,537  35.5%        285,183  36.2%       327,528  39.2%
     Mortgage Backed Securities                   152,610  21.3%        181,347  23.0%       184,079  22.0%
     Asset Backed Securities                      103,140  14.4%        120,782  15.3%       138,437  16.5%
     Collateralized Mortgage Obligations           76,985  10.7%         81,419  10.3%        70,079   8.4%
     Municipal Bonds                                    -   0.0%              -   0.0%             -   0.0%
     Convertible Bonds                                  -   0.0%              -   0.0%             -   0.0%
                                              -------------------  -------------------- --------------------
          Total                                 $ 716,525 100.0%     $ 788,581 100.0%     $ 836,517 100.0%

DISTRIBUTION BY MATURITY:

     Under 1 Year                               $  34,290   4.8%      $  16,932   2.1%     $   9,420   1.1%
     1 - 5 Years                                  118,940  16.6%        140,527  17.8%       151,738  18.1%
     5 - 10 Years                                 194,214  27.1%        215,538  27.3%       249,549  29.8%
     10 - 15 Years                                153,626  21.4%        152,297  19.3%       148,578  17.8%
     15 - 20 Years                                 22,381   3.1%         21,136   2.7%        24,828   3.0%
     More than 20 Years                           193,074  26.9%        242,151  30.7%       252,404  30.2%
                                              -------------------  -------------------- --------------------
          Total                                 $ 716,525 100.0%      $ 788,581 100.0%     $ 836,517 100.0%

DISTRIBUTION BY CREDIT QUALITY:

     AAA                                        $ 432,027  60.3%      $ 466,040  59.1%     $ 465,597  55.7%
     AA                                            85,078  11.9%         45,947   5.8%        62,048   7.4%
     A                                            127,996  17.9%        152,279  19.3%       144,545  17.3%
     BBB                                           49,565   6.9%         90,210  11.4%       114,525  13.7%
                                              -------------------  -------------------- --------------------
          Total Investment Grade                $ 694,666  96.9%      $ 754,476  95.7%     $ 786,715  94.1%

     BB                                            10,458   1.5%         20,926   2.7%        32,543   3.9%
     B                                              5,617   0.8%          8,801   1.1%        12,374   1.5%
     CCC                                            4,198   0.6%          1,096   0.1%         2,832   0.3%
     CC                                               951   0.1%          2,576   0.3%           997   0.1%
     C                                                635   0.1%            705   0.1%         1,056   0.1%
     D                                                  -   0.0%              -   0.0%             -   0.0%
     No Rating                                          -   0.0%              -   0.0%             -   0.0%
                                              -------------------  -------------------- --------------------
          Total                                 $ 716,525 100.0%      $ 788,580 100.0%     $ 836,517 100.1%


                                               JUNE 30, 2002        MARCH 31, 2002         DECEMBER 31, 2001
                                           -------------------- ---------------------  ------------------------
                                            MARKET VALUE   %     MARKET VALUE    %       MARKET VALUE      %
                                           -------------------- ---------------------  ------------------------
DISTRIBUTION BY SECURITY TYPE:

     Government Securities                    $ 113,993  12.5%     $   133,820  13.4%       $    62,605   5.9%
     Corporate Bonds                            368,204  40.6%         401,924  40.2%           431,922  40.9%
     Mortgage Backed Securities                 178,581  19.7%         176,601  17.6%           174,827  16.6%
     Asset Backed Securities                    147,888  16.3%         134,496  13.4%           158,361  15.0%
     Collateralized Mortgage Obligations         99,245  10.9%         109,607  10.9%           104,970  10.0%
     Municipal Bonds                                  -   0.0%          44,959   4.5%           122,081  11.6%
     Convertible Bonds                                -   0.0%               -   0.0%               168   0.0%
                                           -------------------- ---------------------  ------------------------
          Total                               $ 907,911 100.0%     $ 1,001,407 100.0%       $ 1,054,934 100.0%

DISTRIBUTION BY MATURITY:

     Under 1 Year                               $22,109   2.4%         $56,350   5.6%       $    34,868   3.3%
     1 - 5 Years                                152,018  16.8%         135,179  13.5%           157,541  14.9%
     5 - 10 Years                               270,946  29.8%         275,920  27.6%           242,333  23.0%
     10 - 15 Years                              122,756  13.5%         149,239  14.9%           152,227  14.4%
     15 - 20 Years                               39,664   4.4%          59,216   5.9%            89,713   8.5%
     More than 20 Years                         300,418  33.1%         325,503  32.5%           378,252  35.9%
                                           -------------------- ---------------------  ------------------------
          Total                               $ 907,911 100.0%     $ 1,001,407 100.0%       $ 1,054,934 100.0%

DISTRIBUTION BY CREDIT QUALITY:

     AAA                                      $ 486,441  53.6%     $   502,402  50.2%       $   501,571  47.6%
     AA                                          70,106   7.7%          89,662   9.0%           110,114  10.4%
     A                                          157,292  17.3%         203,270  20.3%           237,476  22.5%
     BBB                                        126,055  13.9%         144,323  14.4%           141,450  13.4%
                                           -------------------- ---------------------  ------------------------
          Total Investment Grade              $ 839,894  92.5%     $   939,657  93.9%       $   990,611  93.9%

     BB                                          47,617   5.3%          33,365   3.3%            38,115   3.6%
     B                                           17,524   1.9%          22,424   2.2%            16,440   1.6%
     CCC                                            196   0.0%             186   0.0%               160   0.0%
     CC                                           1,204   0.1%           1,204   0.1%             1,371   0.1%
     C                                            1,476   0.2%           3,646   0.4%             7,036   0.7%
     D                                                -   0.0%             925   0.1%             1,130   0.1%
     No Rating                                        -   0.0%               -   0.0%                71   0.0%
                                           -------------------- ---------------------  ------------------------
          Total                               $ 907,911 100.0%     $ 1,001,407 100.0%       $ 1,054,934 100.0%

THE MIIX GROUP, INCORPORATED                                                                                           Exhibit 99.1
(unaudited)                                                                                                            Page 5

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


REINSURANCE RECOVERABLE  AND COLLATERAL ($000'S)
AT MARCH 31, 2003


                            REINSURANCE     REINSURANCE   REINSURANCE        TOTAL                      COLLATERAL
                            RECOVERABLE     RECOVERABLE   RECOVERABLE     REINSURANCE  --------------------------------------------
                              ON PAID      ON CASE LOSS   ON IBNR LOSS  RECOVERABLE ON              LETTERS OF
                            LOSSES & LAE  & LAE RESERVES & LAE RESERVES  UNPAID LOSSES  FUNDS HELD    CREDIT     OTHER      TOTAL
                            -------------------------------------------------------------------------------------------------------
REINSURER

Hannover Re Group:
 Hannover Re                   $ 16,478     $  89,107     $  84,196      $ 173,303     $ 133,800    $ 70,500   $ (7,068)  $ 197,232
 Eisen und Stahl                  4,120        22,277        21,049         43,326        33,450      17,500     (1,767)     49,183
 Hannover Ruckversiherungs          380           336         2,219          2,555             -           -      3,060       3,060
                            -------------------------------------------------------------------------------------------------------
      Total                      20,978       111,720       107,464        219,184       167,250      88,000     (5,775)    249,475

Swiss Re Group:
 Swiss Re                           620         5,043         6,000         11,043             -       7,113      5,667      12,780
 European Re                          -         9,878        32,469         42,347        27,768      16,387     (1,034)     43,121
 Underwriters Re Barbados        11,905        55,837        27,521         83,358        69,623      32,000     (3,748)     97,934
 Underwriters Reinsurance           204             -         1,286          1,286             -           -      1,843       1,843
                            -------------------------------------------------------------------------------------------------------
      Total                      12,729        70,758        67,276        138,034        97,391      55,500      2,728     155,678

London Life and Casualty          7,445        33,501         7,655         41,156        35,842      16,000       (415)     51,427

Lloyds                               (1)            -            66             66             -           -        161         161

All Others                           55         2,353         4,687          7,040                         -      2,424       2,424
                            -------------------------------------------------------------------------------------------------------
      Total                    $ 41,206     $ 218,332     $ 187,148      $ 405,480     $ 300,483   $ 159,500   $   (877)  $ 459,165
                            =======================================================================================================

THE MIIX GROUP, INCORPORATED                                       Exhibit 99.1
(unaudited)                                                        Page 6

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

OTHER ASSETS AND LIABILITIES

OTHER ASSETS:                                                     MARCH 31,
                                                                    2003
                                                               --------------

   Structured Settlements                                        $ 22,897,150
   Accrued Ceded Return Premium                                    13,469,241
   Fixed Assets                                                    15,804,046
     Accumulated Depreciation                                     (14,381,588)
   Goodwill                                                         4,953,896
     Accumulated Amortization                                      (1,491,999)
   Receivable from MIIX Advantage                                   2,349,529
   Other Assets                                                     2,246,301
                                                               --------------
               Total other assets                                $ 45,846,576
                                                               --------------

OTHER LIABILITIES:

   Structured Settlements                                        $ 22,897,150
   Uncleared Checks                                                 6,734,962
   Reinsurance Payable                                             13,623,760
   Guaranty Fund Payable                                            2,294,463
   Taxes, Licenses and Fees Payable                                 3,666,799
   Other Payables                                                   3,288,075
   Other Liabilities                                                7,830,465
                                                               --------------
               Total other liabilities                           $ 60,335,674
                                                               --------------

THE MIIX GROUP, INCORPORATED                                       Exhibit 99.1
(unaudited)                                                        Page 7

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS

DETAIL OF UNDERWRITING EXPENSES:

                                                                THREE MONTHS
                                                                    ENDED
                                                                  MARCH 31,
                                                                    2003
                                                               --------------

   Salaries and Wages                                             $ 1,043,203
   Employee Benefits                                                  219,434
   Other Employee Related                                             344,661
   Rent                                                               239,123
   Fixed Asset Depreciation                                           449,465
   Systems Maintenance and Related                                     82,750
   Office Administration                                              138,259
   Professional Services                                              728,363
   Brokers Commissions, Net                                         1,007,657
   State Premium Taxes                                                281,547
   Guaranty Funds Assessments                                          54,281
   Letter of Credit Fees                                              195,739
   Other Expenses                                                     958,703

                                                               --------------
       Total                                                      $ 5,743,185
                                                               ==============

THE MIIX GROUP, INCORPORATED                                       Exhibit 99.1
(unaudited)                                                        Page 8

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


SUMMARY OF MAJOR ELEMENTS OF OPERATING CASH FLOWS


                                                                  THREE MONTHS*
                                                                     ENDED
                                                                    MARCH 31,
                                                                      2003
                                                                ---------------

Gross premiums collected                                         $   3,556,382

Net investment income received                                   $  11,970,748

Gross losses and LAE paid                                        $ (74,592,702)
  Reinsurance collected on losses and LAE paid                   $  30,505,264

Underwriting expenses paid                                       $  (7,891,577)

Other net reinsurance activity                                   $ (30,825,662)

Net income taxes recoverable received                            $      21,759


* Net increase (decrease) in cash

THE MIIX GROUP, INCORPORATED                                       Exhibit 99.1
(unaudited)                                                              Page 9

Financial Supplement
Run-Off Insurance Operations


                              CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This Form 8-K, the Company's Annual Report to Stockholders, any Form 10-K, Form 10-Q or Form 8-K of the Company or any other written or oral statements made by or on behalf of the Company may include forward-looking statements which reflect the Company's current views with respect to future events and financial performance. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements. In particular, the success of the Company's business plan is subject to the Company's continuing ability to avoid liquidation or rehabilitation of its New Jersey insurance subsidiary. Other risks and uncertainties include, but are not limited to, the Company having sufficient liquidity and working capital, the Company's ability to diversify its product lines, the continued adequacy of the Company's loss and loss adjustment expense ("LAE") reserves, the Company's avoidance of any material loss on collection of reinsurance recoverables, the loss of MIIX Advantage Insurance Company of New Jersey ("MIIX Advantage") as a customer, continued or increased loss severity in the insurance industry generally and among its insureds in particular, general economic conditions, including changing interest rates, rates of inflation and the performance of the financial markets and its effects on the investment portfolios of its insurance subsidiaries, judicial decisions and rulings, changes in domestic and foreign laws, regulations and taxes, effects of acquisitions and divestitures, and various other factors. These and other risks and uncertainties are discussed in more detail below under "Management's Discussion and Analysis of Financial Condition and Results of Operation - Risks and Uncertainties." The words "believe," "expect," "anticipate," "project," and similar expressions identify forward-looking statements. The Company's expectations regarding future values expected or believed to be realized through the implementation of its current business plan, including through the management of the runoff of its insurance business and business arrangements with MIIX Advantage, earnings, initiatives, underwriting, cost controls, adequacy of loss and LAE reserves, and realizing shareholder value depend on a variety of factors, including economic, competitive, market, legal and regulatory conditions which may be beyond the Company's control and are thus difficult or impossible to predict. In light of the significant uncertainties inherent in the forward-looking information herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

More particularly, the following information includes various projections related to the run-off of MIIX and LP&C's insurance operations. The Company put these operations into solvent run-off during 2002. It is almost certain that the actual run-off value will be different than that found in the projections below, and there is a significant possibility that this difference will be material. The reasons for this variance include the following:

                                                                   Exhibit 99.1
                                                                        Page 10

                        CAUTIONARY STATEMENT (continued)

o The run-off value projections are based on the Company's limited experience with the run-off. MIIX and LP&C ceased writing insurance in all states on September 1, 2002, except where necessary to comply with individual state requirements. The projections are therefore based on limited experience with actual run-off operations and utilize the accumulated loss experience of the past 25 years of active operations. The payout trends exhibited by MIIX and LP&C over its history have been applied to the expected payout of the existing loss reserves; however there is an inherent uncertainty regarding the development of expected losses. The Company believes that any trends evident from the information below may change over a longer period of time and the Company's ability to calculate run-off projections continues to become more refined. In other words, the Company expects that these projections from period to period will be quite volatile.

o The run-off value projections are based on a number of assumptions, including, without limitation, those with respect to interest rates, the frequency and severity of claims, anticipated future reserve development, usage of reinsurance, portfolio composition and performance and underwriting expenses and a number of risks and uncertainties, including, without limitation, those specified above. Minor changes in the assumptions can have significant effects on the projections, and the choice of assumptions is a matter of judgment. Among the more important assumptions used, interest rates are assumed to be between 5.25% and 5.50%, no increases in future reserves are assumed, and underwriting expenses are assumed to decline by 65% from 2003 - 2007. While the Company believes its assumptions to be reasonable, actual experience will inevitably differ from these assumptions, and these differences may be material. As illustrated by the changes from prior analyses described below, relatively modest deviations from assumptions can result in relatively large changes in end values.

o The run-off value projections have been prepared by management without any review by an independent source, including the Company's independent auditors. Furthermore, the projections are not prepared in accordance with AICPA guidelines applicable to the presentation of projections. The individual projections have not been reviewed by an independent certified public accountant.

o The Company has prepared the run-off value projections based on a model selected by management. Several other models exist, any one of which could produce values different than those set forth in the projections below.

o As the projections show, the first quarter resulted in a slight downward trend from projections previously filed by the Company on April 3, 2003. The projected GAAP equity at December 31, 2007 was $5.46 and $6.31 a share as of March 31, 2003 and December 31, 2002, respectively. The decrease was primarily due to an increase in shares outstanding from 13,382,173 at December 31, 2002 to 14,564,143 at March 31, 2003.


     For these and other reasons, readers are cautioned not to place undue reliance on the projections below.

THE MIIX GROUP, INCORPORATED                                                                                    Exhibit 99.1
(unaudited)                                                                                                     Page 11

FINANCIAL SUPPLEMENT
RUN-OFF INSURANCE OPERATIONS


PROJECTED EQUITY AND BOOK VALUE PER SHARE

                                                                                                   Value          Value
                                                                                                   $000's      $ Per Share
                                                                                               -----------------------------
GAAP EQUITY AT MARCH 31, 2003                                                                    $ 45,618           $3.13

Projected Run-Off Net Earned Premium less Net Incurred Losses and Loss Adjustment Expenses          4,451

Projected Future Investment Income in Run-Off -- through December 31, 2007                        129,992

Projected Future Investment Credit on Fund Held by Reinsurers -- through December 31, 2007        (59,844)

Projected Future Expenses in Run-Off -- through December 31, 2007                                 (40,330)

Projected Net Other Items -- through December 31, 2007                                               (409)
                                                                                               -----------------------------

Projected GAAP Equity at December 31, 2007                                                       $ 79,478           $5.46
                                                                                               =============================